Derivative Financial Instruments	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Derivative Financial Instruments
DERIVATIVE FINANCIAL INSTRUMENTS
Accounting standards require an entity to recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If specific conditions are met, a derivative may be designated as a hedge of specific financial exposures. The accounting for changes in fair value of a derivative depends on the intended use of the derivative and, if used in hedging activities, on its effectiveness as a hedge. In order to qualify for hedge accounting, the underlying hedged item must expose the Company to risks associated with market fluctuations and the financial instrument used must be designated as a hedge and must reduce the Company's exposure to market fluctuation throughout the hedge period.
Changes in market rates and prices, such as interest rates, foreign currency exchange rates and commodity prices, can impact the Company’s results of operations. The Company’s primary exposures to market risk are interest rate risk associated with long-term debt and foreign currency exchange rate risk associated with the Company’s operations. The Company has a policy aimed at managing interest rate risk associated with its current and anticipated future borrowings and foreign currency exchange rate risk associated with operations of its foreign subsidiaries. This policy enables the Company to use any combination of interest rate swaps, futures, options, caps, forward contracts and similar instruments. The Company does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions.
In August 2018, the Company entered into interest rate swap agreements (the “IR Swaps”), which qualified and were designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of interest payments. These IR Swaps have a total notional value of US$5.50 billion and expire in August 2020.
The total fair value of the IR Swaps as of December 31, 2018, was US$56 million. In the accompanying consolidated balance sheets, US$15 million was recorded as an asset in “Trade and other receivables and prepayments, net” with an equal corresponding adjustment recorded against the carrying value of the Senior Notes. The realized portion of IR Swaps of US$41 million was recorded as interest receivables in “Trade and other receivables and prepayments, net”. The fair value of the IR Swaps was estimated using level 2 inputs from recently reported market forecasts of interest rates. Gains and losses due to changes in fair value of the IR Swaps completely offset changes in the fair value of the hedged portion of the underlying debt; therefore, no gain or loss has been recognized due to hedge ineffectiveness. Additionally, for the year ended December 31, 2018, the Company recorded US$9 million as a reduction to interest expense related to the realized amount associated with the IR Swaps.